UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 29, 2007

MAGUIRE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-31717 (Commission File Number)	04-3692625 (I.R.S. Employer Identification Number)

1733 Ocean Avenue, Suite 400 Santa Monica, California (Address of principal executive offices)	90401 (Zip Code)

310-857-1100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2	Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets.

Various entities owned by Maguire Properties TRS Holdings II, Inc., a subsidiary of Maguire Properties, L.P., the operating partnership of Maguire Properties, Inc. (the “Company”), that purchased a portion of the former EOP Southern California portfolio from Blackstone Real Estate Advisors (“Blackstone”), completed the sale of three office properties and one development site (the “Properties”) located in Orange County, California for approximately $310.0 million to Mullrock 4, LLC, as contemplated by the Purchase and Sale Agreement dated May 17, 2007.  Lincoln Town Center closed June 28, 2007.  Tower 17 and the 1110 Executive Tower and development site closed June 29, 2007.

The following schedule, based on data received from Blackstone, sets forth certain information with respect to the Properties sold. Such data has not been independently verified, and the information below therefore may not be accurate or complete.

			Rentable
			Square
Properties	Location	Occupancy	Feet

Tower 17	Irvine, CA	82.70%	231,000
Lincoln Town Center	Orange, CA	97.70%	315,000
1100 Executive Tower	Orange, CA	96.70%	267,000
1100 Executive Tower Development Site*	Orange, CA	N/A	366,000
Total			1,179,000
__________
* Represents a development site. Rentable square footage is a projected amount as development has not yet begun.

The net proceeds from the sale will be used to pay down the Company’s term loan.

Section 7	Regulation FD Disclosure

Item 7.01	Regulation FD Disclosure.

The information in this Item 7.01 of this Form 8-K, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section.  The information in this current report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On July 3, 2007, the Company issued a press release announcing its completion of an agreement with Mullrock 4, LLC to sell three office properties and one development site located in Orange County, California. The properties are all part of the portfolio acquired from Blackstone. The total sales price is approximately $310.0 million.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this current report on Form 8-K.

Exhibit No.	Description
99.1	Press Release dated as July 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/	Martin A. Griffiths
Martin A. Griffiths
Executive Vice President &
Chief Financial Officer

Dated:                      July 5, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated as July 3, 2007.